UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 30, 2014

MASCOTA RESOURCES CORP.
(Exact name of registrant as specified in its charter)

Nevada	333-190265	36-4752858
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

29409 232nd Ave. SE
Black Diamond, WA 98010
(Address of principal executive offices, including zip code)

(206) 818-4799
(Registrant's telephone number, including area code)

PO Box 64, Calle Columbia 1014, Colonia 5 de Diciembre
Puerto Vallarta, CP 48351
Jalisco, Mexico
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events.

On March 21, 2014, Mascota Resources Corp. (the “Company,” “we,” “our”) filed a Form 8-K reporting that we had signed a Letter of Intent with Canada Cannabis Corp., an Ontario, Canada corporation (“Canada Cannabis”) to acquire all of the issued and outstanding shares of Canada Cannabis in exchange for 17,200,000 shares of the Company's common stock. The parties have mutually agreed not to proceed with the transaction. Accordingly, no shares of the Company will be exchanged for shares of Canada Cannabis and the Letter of Intent has been terminated.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	April 30, 2014	MASCOTA RESOURCES CORP.
/s/ Dale Rasmussen
By: Dale Rasmussen, Chief Executive Officer